U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 000-50678

SYNTONY GROUP, INC.

(Name of registrant as specified in its charter)

Utah	87-0369068
(State of Incorporation)	(I.R.S. Employer Identification Number)

1035 Park Avenue

Suite 7B

New York, New York 10028

(Address of principal executive offices)

(646) 827-9362

 (Registrant's telephone number, including area code)

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

SYNTONY GROUP, INC.

1035 Park Avenue, Suite 7B

New York, New York 10028

_________________

NOTICE OF CORPORATE ACTION

BY WRITTEN SHAREHOLDER CONSENT

WITHOUT SPECIAL MEETING OF THE SHAREHOLDERS

            This Information Statement is furnished to shareholders of Syntony Group, Inc., a Utah corporation, (the “Company”), in connection with certain corporate actions (the “Corporate Actions”) approved by the written consent of shareholders (the “Written Consent of Shareholders”) owning more than 90% of our shares of Common Stock issued and outstanding at the close of business on July 20, 2006 (the “Record Date”).  The Corporate Actions will become effective on August 14, 2006 (the “Effective Date”), more than 10 days after the mailing of this Information Statement to our shareholders.  The Corporate Actions were unanimously approved and recommended by our Board of Directors.

         The Corporate Actions included the following matters:

1. The approval of the reincorporation of the Company in Delaware under the name Acorn Acquisition Corp.

2. The ratification of the appointment of Raich, Ende, Malter & Co. LLP  as our independent auditors for the 2006 fiscal year.

 ONLY SHAREHOLDERS OF RECORD ON THE RECORD DATE WERE ENTITLED TO VOTE ON THE CORPORATE ACTIONS.  MEMBERS OF OUR MANAGEMENT AND OUR PRINCIPAL SHAREHOLDER WHO, COLLECTIVELY, HOLD IN EXCESS OF 90% OF OUR ISSUED AND OUTSTANDING SHARES HAVE VOTED IN FAVOR OF THE CORPORATE ACTIONS.  AS A RESULT, THE CORPORATE ACTIONS HAVE BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OF OUR OTHER SHAREHOLDERS AND WILL BECOME EFFECTIVE ON THE EFFECTIVE DATE.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Purpose of Information

            This Information Statement, which is being mailed on or about August 3, 2006, to the shareholders of the Company, is being furnished in connection with the taking of the Corporate Actions pursuant to the Written Consent of Shareholders.  The Written Consent of Shareholders approved the reincorporation of the Company in Delaware under the name of Acorn Acquisition Corp. pursuant to a Merger Agreement (the “Merger Agreement”) between the Company and Acorn Acquisition Corp. and ratified the appointment of Raich, Ende, Malter & Co. LLP as the Company's independent auditors for the 2006 fiscal year.

SUMMARY TERM SHEET

          The following is only a summary of certain material information contained in this Information Statement. It does not contain all of the information that is important to you.  You should carefully read this entire Information Statement, the annexes and the other documents to which this Information Statement refers in order to fully understand the following matters.

Reincorporation
Parties to the Reincorporation Merger (the “Reincorporation Merger”)	Syntony Group, Inc. 1035 Park Avenue, Suite 7B New York, N.Y. 10028 (646) 827-9362	The name of our current company, which is incorporated in Utah. We are a blank check shell company.
Acorn Acquisition Corp. 1035 Park Avenue, Suite 7B New York, N.Y. 10028 (646) 827-9362

We have formed a wholly-owned Delaware subsidiary named Acorn Acquisition Corp.  We formed this subsidiary solely to enable us to merge the Company into this subsidiary, thus effecting a reincorporation in Delaware.  As an effect of the merger our new name will be Acorn Acquisition Corp.

Our Reasons for the Reincorporation

The primary reason for the reincorporation from Utah to Delaware is to obtain the benefits of Delaware's comprehensive, widely used and extensively interpreted corporation law.  Secondary reasons include our desire to reduce the total number of authorized shares and the total number of outstanding shares to better reflect our status as a blank check shell company by making us more attractive to a potential corporate transaction with another corporation.

Our Name in Connection with the Reincorporation

Our name will change to Acorn Acquisition Corp. in connection with the reincorporation.  To distinguish between the Company as incorporated in Utah before the merger and the Company as incorporated in Delaware after the merger, we sometimes refer in this Information Statement to the Company after the merger as “Acorn Acquisition Corp.”

Effect of the Reincorporation

Upon the effectiveness of the reincorporation, the Reincorporation Merger will be consummated and we will become a Delaware corporation with the name Acorn Acquisition Corp. The reincorporation will not change our headquarters, business, management, assets, liabilities or net worth.  Our current directors and officers will become the directors and officers of Acorn Acquisition Corp. upon effectiveness of the merger.  None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the merger.  The reincorporation will reduce the number of authorized shares of our Common Stock from 800,000,000 shares of Common Stock of the Company to 250,000,000 shares of Common Stock of Acorn Acquisition Corp. and reduce the number of issued shares our Common Stock from 13,723,462 shares of Common Stock of the Company to approximately 1,372,400 shares of Common Stock of Acorn Acquisition Corp.

What You Will Receive in the Reincorporation Merger

You will need to exchange your existing stock certificates for stock certificates of Acorn Acquisition Corp.   Upon the effectiveness of the Reincorporation Merger, each of your shares of Common Stock, par value $.0001 per share, of the Company will be converted into the right to receive one-tenth of one share of Common Stock, par value $.0001 per share, of Acorn Acquisition Corp. upon surrender of the certificate or certificates evidencing your shares of Common Stock of the Company.   All fractions of a share of Common Stock of Acorn Acquisition Corp. resulting from the reincorporation merger ratio will be rounded up to the next full share per shareholder.    Holders of our Common Stock will not have the right to vote or any other rights of shareholders of Acorn Acquisition Corp. unless and until they surrender their certificates evidencing shares of Common Stock of the Company for certificates evidencing one-tenth of the number of shares of Acorn Acquisition Corp.  After the effective time of the Reincorporation Merger, until exchanged for a certificate evidencing shares of Acorn Acquisition Corp., each certificate that evidences shares of Common Stock of the Company will represent only the right to a receive a certificate evidencing one-tenth of such number of shares of Common Stock of Acorn Acquisition Corp. rounded up to the next full share if a fraction of a share would result from such merger ratio.

Effect of the Reincorporation on the Trading of Your Shares of Common Stock

After the effective time of the Reincorporation Merger, shares of our Common Stock will continue to trade on the over the counter bulletin board (the “Bulletin Board”).  At or promptly after the effective time of the Reincorporation Merger, the symbol for our Common Stock on the Bulletin Board will change from “STOY” to “ACRN,” and the stock certificates evidencing shares of Acorn Acquisition Corp. Common Stock will bear a difference CUSIP number from the stock certificates that now evidence our shares of Common Stock.

Vote Required

Approval of the reincorporation required the affirmative vote of the holders of a majority of all of the shares of Common Stock outstanding on the Record Date.  Approval of the reincorporation constituted approval of the Reincorporation Merger agreement and the Reincorporation Merger.   Members of the management and our principal shareholder, who, collectively, owned more than 90% of the shares issued and outstanding on the Record Date, voted all of their shares in favor of the reincorporation.

Comparison of Shareholder Rights

As a shareholder of the Company after the Reincorporation Merger, your rights will be governed by the Delaware statute governing corporations and by the certificate of incorporation and by-laws of Acorn Acquisition Corp. We have summarized the material differences between your rights as a shareholder of the Company and the rights you will have as a shareholder of Acorn Acquisition Corp. under "Corporate Action One - Reincorporation in the State of Delaware as Acorn Acquisition Corp. - Comparison of Shareholder Rights Before and After the Reincorporation". You should also review the following Annexes for information about our proposed reincorporation:

Annex A - Reincorporation Merger Agreement

Annex B - Certificate of Incorporation of Acorn Acquisition Corp.

Annex C - By-laws of Acorn Acquisition Corp.

Regulatory Approvals

Certificates of merger must be filed with the respective Secretaries of State of Utah and Delaware.  Such filings must comply with detailed statutory requirements that are routine in Reincorporation Merger transactions.

	Dissenters' Rights	Our shareholders do not have the right to dissent from the Reincorporation Merger because we had more than 2,000 shareholders of record on the Record Date.
General Matters
	Record Date	The close of business on July 20, 2006 was the Record Date. At the Record Date, there were 13,723,462 shares of our Common Stock issued and outstanding.
Vote Required

The approval of our reincorporation required approval of our shareholders by the affirmative vote of the holders of a majority of our outstanding shares of Common Stock. The ratification of independent auditors of the Company required the affirmative vote of a majority of the votes cast by written consent.

Recommendations of the Board of Directors:

Your Board of Directors believes that the reincorporation in the State of Delaware under the name Acorn Acquisition Corp. is in the best interests of the Company and its shareholders and approved and declared advisable the reincorporation Merger Agreement.  Your Board of Directors has appointed Raich, Ende, Malter & Co. LLP as the independent auditors to audit our financial statements for 2006.

Share Ownership of Management and Others

As of the Record Date, the current directors and executive officers of the Company beneficially owned 20,000 shares of our Common Stock, representing less than 1% of the voting stock outstanding on the Record Date.

Dividend Policy:

We have never declared or paid any dividends and do not anticipate paying any cash dividends in the foreseeable future. We currently intend to retain future earnings, if any, to finance operations and the expansion of our business. Any future determination to pay cash dividends on our Common Stock, which will be subject to our prior payment of all accrued and unpaid dividends on any preferred stock which may then be outstanding, will be at the discretion of our Board of Directors and will depend upon our financial condition, operating results, capital requirements, contractual restrictions and other factors that our Board of Directors deems relevant.

VOTING SECURITIES AND PRINCIPAL HOLDERS

          The following table sets forth the number of shares of our Common Stock beneficially owned as of the Record Date by (i) each person known by us to own beneficially more than 5% of our outstanding Common Stock (ii) each of our current directors, and (iii) all current directors, nominees for director and current executive officers, as a group.  On the Record Date, 13,723,462 shares of our Common Stock were outstanding.

Name and Address of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Outstanding Common Stock(3)

Tendall FZCO (“Tendall”)(4)	12,325,001	90.0%
David Price(5)	12,325,001	90.0%
Alain U. Vetterli	10,000	*
Ian Ilsley	5,000	*
Robert Lawrence Banner	5,000	*
Directors and Executive Officers, as a Group (3 persons)	20,000	*

 ___________________

* Represents beneficial ownership of less than one percent.

(1) Unless otherwise indicated, the address for each of the beneficial owners is c/o Syntony Group, Inc., 1035 Park Avenue, Suite 7B, New York, New York 10028.

(2) Each person named has sole voting and dispositive power with respect to the shares shown, except as otherwise noted.

(3)  Percentages based on the 13,723,462 shares of Common Stock outstanding on the Record Date, July 20, 2006.

(4) Consists of shares owned of record.  Tendall shares dispositive and voting power over these shares with David Price.

(5) Consists of the shares owned of record by Tendall.  David Price is the sole shareholder and Managing Director of Tendall and shares dispositive and voting power over these shares with Tendall.

CORPORATE ACTION ONE

REINCORPORATION IN THE STATE OF DELAWARE AS ACORN ACQUISION CORP.

General

         We were originally organized for the primary purpose of engaging in all facets of the business comprising the oil and gas industry.

         We were granted an effective date of April 9, 1981, on our Regulation A offering that was filed with the Securities and Exchange Commission covering the public offering of shares of our common stock to fund our contemplated oil and gas operations.

         By 1987, we had depleted all of our assets.

         On January 21, 1988, we completed a quasi-reorganization unanimously approved by our Board of Directors and restated our accumulated deficit account to zero, with an adjustment to our capital in excess of par value account.

         In June, 1989, in connection with the increase in our authorized capital and our name change to “Syntony Group, Inc.,” we acquired rights to introduce a proprietary line of European cosmetics in the United States; however, because this line of cosmetics included animal extracts as part of its composition, the United States Food and Drug Administration (the “FDA”) would not allow us to distribute these products in the United States without FDA approval; as a result, these planned operations were abandoned, and we were dormant until our reinstatement in March, 2001.

         On January 4, 2006, we announced that we had entered into an Agreement and Plan of Merger (the “BioTechCures Merger Agreement”) with BioTechCures, Inc., a privately-held Nevada corporation (“BioTechCures”), and Syntony Acquisition Corp., a Nevada corporation and a wholly-owned subsidiary of ours (“Acquisition Sub”).

         On February 13, 2006, we executed a Termination and Release Agreement with BioTechCures pursuant to which the BioTechCures Merger Agreement was terminated, with each party to bear its own costs.  For additional information regarding the BioTechCures Merger Agreement and the Termination and Release Agreement, see our 8-K and 8-KA Current Reports dated January 4, 2006, which have been previously filed with the Securities and Exchange Commission and which are incorporated herein by reference.

          By written consent of shareholders dated July 20, 2006 (the “Written Consent of Shareholders”), the Shareholders of the Company's Common Stock, par value $.0001 per share (the “Utah Common Stock”), approved the reincorporation of the Company from the State of Utah to the State of Delaware.  The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of July 20, 2006 (the “Merger Agreement”), by and between the Company and Acorn Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company. On July 20, 2006, the boards of directors of the Company and Acorn Acquisition Corp. unanimously approved the Merger Agreement, and subsequently the Company, as the sole stockholder of Acorn Acquisition Corp., and the holders of more than 90% of our shares of Common Stock outstanding on the Record Date adopted the Merger Agreement by signing the  Written Consent of Shareholders. The Merger Agreement is attached as Annex A to this Information Statement.

          In the following discussion of the proposed reincorporation, “Company” refers to our company which is currently organized as a Utah corporation, and “Acorn Acquisition Corp.” refers to our wholly-owned Delaware subsidiary, Acorn Acquisition Corp. that will be the surviving corporation after the completion of the Reincorporation Merger.

No Change in Business, Physical Location, Etc.

          The Reincorporation Merger will effect a change in the legal domicile and name of the Company and other changes of a legal nature, the most significant of which are described below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.” However, the Reincorporation Merger will not result in any change in headquarters, business, management, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation Merger).  Our management, including all directors and officers, will remain the same and will assume identical positions with Acorn Acquisition Corp.  None of our subsidiaries will be changing their respective states or jurisdictions of incorporation or names in connection with the Reincorporation Merger.  There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the Reincorporation Merger as a result of the reincorporation. Upon the effective time of the Reincorporation Merger in the State of Utah, shares of Utah Common Stock will be converted into the right to receive shares of Common Stock, par value $.0001 per share, of Acorn Acquisition Corp. ("Delaware Common Stock") on the ratio of one share of Delaware Common Stock for each 10 shares of Utah Common Stock (with each fraction of a share of Delaware Common Stock resulting from such merger ration being rounded up to the next full share per stockholder).  Upon or shortly after the effective time of the Reincorporation Merger, the Delaware Common Stock will begin trading on the Bulletin Board under the symbol “ACRN” rather than “STOY.”

Reasons for the Reincorporation

          Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the "DGCL") is frequently revised and updated to accommodate changing legal and business needs.  Almost 60% of the Fortune 500 corporations are incorporated in Delaware.  With the potential growth of the Company, its Board of Directors believes that it will be beneficial to the Company and its shareholders to obtain the benefits of DGCL.

          In addition, Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL.  The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues.  Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Utah, do not have a specialized judiciary over matters relating to corporate issues.

          Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas that no Utah court has considered.  Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing its Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

          Reincorporation from Utah to Delaware also may make it easier to attract future candidates willing to serve on the Company's Board of Directors, because many of such candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

 Acorn Acquisition Corp.

          Acorn Acquisition Corp., our wholly-owned subsidiary, was incorporated under the DGCL on July 20, 2006 exclusively for the purpose of merging with the Company.  Between the date of its incorporation and the date of this Information Statement, we decided that Acorn Acquisition Corp. would be a more appropriate name.  The address and phone number of the principal office of Acorn Acquisition Corp. are the same as those of the Company.  Prior to the Reincorporation Merger, Acorn Acquisition Corp. will have no material assets or liabilities and will not have carried on any business.

          Upon completion of the Reincorporation Merger, the rights of the stockholders of Acorn Acquisition Corp. will be governed by the DGCL and the Certificate of Incorporation and the By-laws of Acorn Acquisition Corp. (the “Delaware Certificate of Incorporation” and the “Delaware By-laws,” respectively).  The Delaware Certificate of Incorporation and the Delaware By-laws are attached to this information statement as Annex B and Annex C, respectively.

The Merger Agreement

          The Merger Agreement provides that the Company will merge with and into Acorn Acquisition Corp., with Acorn Acquisition Corp. being the surviving corporation.  Pursuant to the Merger Agreement, Acorn Acquisition Corp. will acquire all assets and assume all liabilities of the Company.  The Company's existing Board of Directors and officers will become the board of directors and officers of Acorn Acquisition Corp.  The Company's existing subsidiaries will become the subsidiaries of Acorn Acquisition Corp..

          At the effective time of the Reincorporation Merger, each outstanding share of Utah Common Stock will be converted into the right to receive one-tenth of one share of Delaware Common Stock.  Shareholders will have to exchange their existing stock certificates of the Company for stock certificates of Acorn Acquisition Corp. in order to have the rights of a stockholder of the Delaware Corporation.  Shortly after the effective time of the Reincorporation Merger, we will mail to all of our shareholders transmittal letters for the exchange of their existing certificates for stock certificates of Acorn Acquisition Corp.

           At the effective time of the merger, Delaware Common Stock will be admitted for trading on the Bulletin Board under the symbol “ACRN.”

           The Merger Agreement was unanimously approved by the Board of Directors of the Company and the board of directors of Acorn Acquisition Corp. and subsequently was adopted by the Company, as the sole stockholder of Acorn Acquisition Corp., and by the holders of more than 90% of our shares of Common Stock outstanding on the Record Date.  Approval of the Reincorporation (which constitutes approval of the Merger Agreement) required the affirmative vote of the holders of a majority of all shares of Utah Common Stock outstanding on the Record Date.

Effective Time

          It is anticipated that the Reincorporation Merger, and consequently the reincorporation, will become effective when Articles of Merger are filed with the Secretary of State of Utah (together with the Merger Agreement) in accordance with Section 16-10a-1105 of the Utah Revised Business Corporation Act (the “URBCA”). We intend to have the Reincorporation Merger become effective in the State of Delaware at or about the time of effectiveness of the Reincorporation Merger in the State of Utah by filing a Certificate of Merger with the Secretary of State of Delaware in accordance with Section 252 of the DGCL.  However, the Merger Agreement may be terminated and abandoned by action of the Board of Directors of the Company at any time prior to the effective time of the Reincorporation Merger, if our Board of Directors determines, for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders.

Comparison of Shareholder Rights Before and After the Reincorporation

          Because of differences between the URBCA and the DGCL, as well as differences between the Company's charter and by-laws before and after the reincorporation, the reincorporation will effect some changes in the rights of our shareholders.  Summarized below are the most significant differences between the rights of our shareholders before and after the reincorporation, as a result of the differences among the URBCA and the DGCL, the Articles of Incorporation of the Company, as amended (the “Utah Articles of Incorporation") and the By-laws (the “Utah By-laws”) of the Company and the Delaware Certificate of Incorporation and Delaware By-laws.  In addition to the changes described below, certain technical changes have been made to the Delaware Certificate of Incorporation and Delaware By-laws in comparison to the Utah Articles of Incorporation and Utah By-laws to reflect non-material differences between the URBCA and the DGCL.  The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the URBCA, the Utah Articles of Incorporation, the Utah By-laws, the DGCL, the Delaware Certificate of Incorporation and the Delaware By-laws.

Syntony Group, Inc.	Acorn Acquisition Corp.

Par Value; Surplus; Capital

All shares of Utah Common Stock have a par value of $.0001 per share. The concepts of surplus and capital do not exist under the URBCA.	All shares of Delaware Common Stock have a par value of $.0001 per share. The concepts of surplus and capital are recognized under the DGCL.

Vote Required for Election of Directors

In both Utah and Delaware, a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director. As long as Tendall continues to own more that 50% of the outstanding shares of Common Stock, it will have the right to elect all of our directors.

Action by Shareholders Without a Meeting

Both Utah and Delaware permit shareholder action by less than unanimous written consent.  Both the URBCA and the DGCL provide that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided that the URBCA requires a unanimous written consent of shareholders to elect directors. In addition, the URBCA and the DGCL both provide that, in order to be effective, all written consents must be delivered to us within 60 days after the earliest dated consent delivered to us, and (ii) prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to us.  In the case of the URBCA only, the actions taken by the written consent of shareholders cannot become effective until at least 10 days after notice  of such actions has been furnished to all shareholders who did not sign the written consent.

Removal of Directors

Syntony Group, Inc.	Acorn Acquisition Corp.

The URBCA provides that any director may be removed, with or without cause, by the holders of Utah Common Stock but only at a meeting of shareholders pursuant to a notice of meeting including the removal of a director as an item of business.

The DGCL provides that any director may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors; however, the DGCL also provides that, so long as a Delaware corporation has a classified board of directors, shareholders may effect such removal only for cause.

Indemnification

The URBCA provides that, unless limited by its articles of incorporation, a corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he was a party because he is or was a director of the corporation, against reasonable expenses incurred by him in connection with the proceeding or claim with respect to which he has been successful.

The Delaware Certificate of Incorporation provides that directors of Acorn Acquisition Corp. shall be indemnified to the fullest extent permitted by Delaware law and that Acorn Acquisition Corp. has right and/or duty to indemnify any officer, employee or agent of the Company who is not a director to the extent provided by law or to a greater extent if consistent with law and provided by resolution of Acorn Acquisition Corp.'s shareholders or board of directors or by contract.

The Delaware By-laws contain the following provisions not currently contained in the Utah By-laws: (i) mandatory reimbursement of expenses of a director, upon receipt of an undertaking by such director to repay all amounts advanced if such director is ultimately determined not to be entitled to indemnification by Acorn Acquisition Corp., and (ii) Acorn Acquisition Corp. will provide indemnification to directors and officers with respect to proceedings commenced by the director or officer only if commencement of such proceeding has been authorized by the Board of Directors of Acorn Acquisition Corp.

Notice of Adjournments and Other Actions

The URBCA provides that Utah By-laws require that:

• if the authorized shares of the Company are to be increased, at least 30 days' notice shall be given to the shareholders of record, as required by the URBCA; and

• if a shareholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the board of directors of the Company), notice shall be given to record holders as of the new record date.

The Delaware By-laws provide for the same notice requirements as the Utah By-laws, except that the 30-day notice for an increase in the authorized shares was eliminated, because the DGCL does not require a set notice period notice, and the 120-day notice in the case of adjournments was changed to a 30-day notice to reflect the DGCL.

Record Date

Consistent with the URBCA, the Utah By-laws provide that, with respect to all actions requiring the fixing of a record date (including distributions), the record date shall be fixed by our Board of Directors not less than 10 nor more than 30 days before the meeting or action requiring a determination of shareholders.

Consistent with the DGCL, the Delaware By-laws differ with respect to the Utah By-laws in the following ways:

• the Delaware By-laws provide that the record date is not to precede the date upon which the resolution fixing the record date is adopted by the Board of Directors;

• the record date is not to be more than 60 days before a meeting or action requiring determination of stockholders, except that (in the case of an action by written consent) the record date for which must be not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors; and

• in the case of a stockholder meeting, the record date may not be less than 10 days before the meeting.

Amendment to the Articles (Certificate) of Incorporation

Amendments to the Utah Articles of Incorporation (other than ministerial amendments authorized by the Board of Directors without shareholder action) may be proposed by the Board. The Board must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the Board determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and the Board then communicates the basis for its determination or lack thereof to the shareholders with the amendment.

Under the DGCL, stockholders are not entitled to enact, without any action taken by the Board of Directors, an amendment to the Delaware Certificate of Incorporation. Amendments to the Delaware Certificate of Incorporation generally require that the Board adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

Amendment to the By-laws

The Utah By-laws provide that the Board of Directors or the shareholders may amend, restate or repeal the by-laws of the Company.

The Delaware By-laws provide that the Board of Directors may amend, restate or repeal the Delaware By-laws at any meeting by a majority of the directors present at a meeting at which a quorum is present.

Preferred Stock

The Utah Articles of Incorporation authorize the Board of Directors of the Company to issue shares of preferred stock in one or more series, and to fix for each series the rights and limitations to the extent permitted by the URBCA. No preferred stock of the Company is outstanding.

The Delaware Certificate of Incorporation contains a similar authorization for the Board of Directors with respect to preferred stock; however, the rights and limitations of the preferred stock are retained to the fullest extent permitted by the DGCL. Accordingly, the Board is permitted to fix whether or not the holders of shares of a series of preferred stock will have voting rights and the terms of those voting rights, in addition to the voting rights provided by Delaware law. No shares of preferred stock will be issued or outstanding on the Effective Date.

The ability of the Board of Directors to give the preferred stock a wider array of voting rights could discourage or thwart persons seeking to effect a takeover or otherwise gain control of Acorn Acquisition Corp.

Dissolution

Under the URBCA, the Board of Directors of the Company may submit a proposal of voluntary dissolution of the Company to the shareholders entitled to vote thereon. The Board must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the Board determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders.

Acorn Acquisition Corp. will be subject to the same voting requirement with respect to a dissolution; however, if the Board of Directors does not initially approve the dissolution then the stockholder vote required for the dissolution is a unanimous written consent of all stockholders entitled to vote thereon.

Dividends

The URBCA provides that the payment of dividends and other distributions is generally permissible unless, after giving effect to the dividend or distribution, the Company would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the Company would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution are greater than those of the shareholders receiving the dividend. Because Utah law dispenses with the statutory definitions of capital and surplus, the above limitation is the only limitation with respect to the declaration of dividends by the Board of Directors of the Company.

The DGCL provides the same provision with respect to declaration of dividends as the URBCA. However, unlike in Utah, the concepts of capital and surplus are retained in Delaware. The DGCL defines surplus as the excess of the net assets of the corporation over its capital. Unless the corporation's board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the shares of stock having par value. Therefore, the DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

Corporate Records (Form of Records)

Under the URBCA, the Company is required to keep, as permanent records, minutes of all meetings of the shareholders and the Board of Directors of the Company, a record of all actions taken by the shareholders or the Board without a meeting, a record of all actions taken by a committee of the Board, and a record of all waivers of notices of meetings of shareholders and of the Board or any committee of the Board. In addition, the URBCA requires the Company to keep specific records at its principal office, including the Utah Articles of Incorporation, the Utah By-laws, the minutes of all shareholders' meetings, records of all action taken by shareholders without a meeting, for the past three years., a list of the names and business addresses of its current officers and directors, its most recent annual report to the Utah Division of Corporations and Commercial Code and all financial statements prepared for periods ending during the last 3 years.

The Delaware Certificate of Incorporation provides that any records maintained by Acorn Acquisition Corp. in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The DGCL does not require that Acorn Acquisition Corp. keep any specific records at any particular place or for a specific period of time.

Examination of Books and Records

Under the URBCA, any record or beneficial shareholder of the Company may, upon five days' written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days' written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of Board of Directors of the Company, provided that the demand is made in good faith and for a proper purpose reasonably related to such person's interests as a shareholder.

The inspection rights of the stockholders of Acorn Acquisition Corp. are the same as under Utah law, except that if Acorn Acquisition Corp. refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Dissenters' (Appraisal) Rights

Under the URBCA, shareholders are entitled to exercise dissenters' rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the Company. Dissenters' rights in Utah are available to both record holders and beneficial holders.

In connection with the Reincorporation Merger, no shareholder will be able to exercise dissenters' rights because we now have more than 2,000 shareholders.

The DGCL provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations. Thus, under the DGCL, stockholders have no appraisal rights in the event of a sale, lease or exchange of all or substantially all of a corporation's assets. Appraisal rights in Delaware are available only to record holders.

Reacquisition of Stock by the Corporation

Under the URBCA, the Company may acquire its own shares, and, except in certain circumstances, such shares will constitute authorized but unissued shares.

The DGCL requires that (i) all repurchases of shares by Acorn Acquisition Corp. be made of out of surplus, and (ii) a purchase of shares redeemable at the option of Acorn Acquisition Corp. not be made for more than the price at which the shares may then be redeemed.

Shares of stock issued by Acorn Acquisition Corp. as fully paid, and afterwards reacquired by Acorn Acquisition Corp. without applying “capital” in connection with such reacquisition, would have the status of “treasury shares” if the Board of Directors does not, by resolution, retire the shares reacquired. Treasury shares that have a par value may be resold at any price fixed by the Board of Directors.

Franchise Tax

Syntony Group, Inc.	Acorn Acquisition Corp.

The URBCA requires corporations to pay franchise tax at the rate of 5% of taxable income.  The franchise tax is payable annually if taxable income is less than $3,000 per year or quarterly if taxable income is greater than $3,000 per year.  The current minimum tax is $100 per year, which we paid in respect of 2005.

The DGCL requires corporations to pay franchise tax annually.  The current minimum tax is $35 per year and current maximum tax is $165,000 per year.     Had we been incorporated in Delaware during 2005, we would have paid the minimum franchise tax of $35.

Federal Income Tax Consequences of the Reincorporation Merger

          The following discussion addresses the material federal income tax consequences of the Reincorporation Merger that are applicable to the Company's shareholders. The discussion does not deal with all federal income tax consequences that may be relevant to a particular shareholder or any foreign, state or local tax considerations. Accordingly, shareholders are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the Reincorporation Merger.

          The following discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this information statement. The Company has not requested, and will not request, a ruling from the Internal Revenue Service regarding the tax consequences of the Reincorporation Merger.

          The Company believes that the Reincorporation Merger and the resulting reincorporation of the Company from Utah to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by shareholders upon consummation of the Reincorporation Merger; (ii) the aggregate tax basis of the shares of the Delaware entity received in the Reincorporation Merger will be the same as the aggregate tax basis of shares of the Company exchanged in the Reincorporation Merger; and (iii) the holding period of the shares of the Delaware entity received in the Reincorporation Merger will include the period during which the shares of the Company were held.

Accounting Treatment of the Reincorporation Merger

          The Reincorporation Merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and Acorn Acquisition Corp. will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which previously have been reported to the Securities and Exchange Commission on Forms 10-KSB and Forms 10-QSB, among others, as of and for all periods through the date of this Information Statement, will be treated as the financial statements of Acorn Acquisition Corp..

Regulatory Approval

          To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation Merger will be the filing of the Articles of Merger (including the Merger Agreement) with the Secretary of State of Utah and the filing of the Certificate of Merger with the Secretary of State of Delaware.

No Dissenters' Rights for the Holder of Utah Common Stock

          Because there were more than 2,000 shareholders of record of our Common Stock on the Record Date, Section 16-10a-1302 of the URBCA does not provide for dissenters' rights of appraisal for holders of the Common Stock in connection with the Reincorporation Merger.

Vote Required

          Our reincorporation was approved because the Written Consent of Shareholders representing a majority of all of the shares of Common Stock outstanding on the Record Date voted for such corporate action.

CORPORATE ACTION TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

          On July 20, 2006, the Board of Directors engaged Raich, Ende, Malter & Co. LLP, independent auditors, to audit the Company's financial statements for the 2006 fiscal year.

     Prior thereto, the Company's financial statements were audited by Mantyla McReynolds. Mantyla McReynolds's reports on the Company's financial statements for each of the two years ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles; however, Mantyla McReynolds did issue an explanatory paragraph in its 2005 and 2004 reports on the Company's financial statements as to the Company's ability to continue as a going concern.  During the two years ended December 31, 2005 and through the date of their dismissal by the Company, there were no disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Mantyla McReynolds' satisfaction, would have caused Mantyla McReynolds to make reference to the subject matter in connection with its report on the Company's financial statements.

          During the two years ended December 31, 2005 and though the date of their dismissal by the Company, the Company had no reportable events, as such term is defined in Item 304(a)(1)(v) of Regulation S-K, other than as set forth above.  Mantyla McReynolds has not performed any procedures for the Company since its review of the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2006.

          During the two years ended December 31, 2005 and through the date of its appointment as the Company's independent auditors, the Company did not consult with Raich, Ende, Malter & Co. LLP with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events.

Audit and All Other Fees

          The aggregate audit fees billed by Mantyla McReynolds to the Company for professional services rendered to the Company for the audit of the Company's financial statements for the year ended December 31, 2005 and the review of the Company's quarterly financial statements included in its Quarterly Reports on Form 10-Q SB filed with respect to such year were $3,932.

          During 2005, in addition to its fees for audit services, Mantyla McReynolds billed the Company $250 for tax-related consulting, acquisition accounting and other professional services. The Board of Directors has considered whether the provision of these non-audit services was compatible with maintaining Mantyla McReynolds' independence, and has concluded that their independence was not compromised by providing these services.

Financial Information Systems Design and Implementation Fees

          There were no services performed or fees billed by Mantyla McReynolds for information technology services relating to financial information systems design and implementation with respect to 2005.

Vote Required

          The ratification of the appointment of Raich, Ende, Malter & Co. LLP (“Raich”) was effective because the Written Consent of Shareholders represented a plurality of the shares which voted thereon in favor of the ratification.

Annual Report to the Securities and Exchange Commission

           A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission, is available on the Internet at http://www.sec.gov/Archives/edgar/data/1286690/000101041206000073/0001010412-06-000073.txt

By Order of the Board of Directors Alain U. Vetterli, Secretary

August 3, 2006

ANNEX A

         AGREEMENT AND PLAN OF MERGER

         OF

         SYNTONY GROUP, INC.

         (a Utah corporation)

         INTO

         ACORN ACQUISITION CORP.

         (a Delaware corporation)

                   FIRST: Syntony Group, Inc., a corporation organized under the laws of the State of Utah (the “Merging Corporation”), shall merge (the “Merger”) with and into its wholly-owned subsidiary, Acorn Acquisition Corp., a corporation organized under the laws of the State of Delaware (the “Surviving Corporation”), and the Surviving Corporation shall assume the liabilities and obligations of the Merging Corporation.

                   SECOND: The presently issued and outstanding shares of Common Stock, par value $0.0001 per share, of the Merging Corporation (the “Merging Corporation Common Stock”) shall be converted on a one-for-ten basis (the “Merger Ratio”) into shares of Common Stock, par value $0.0001 of the Surviving Corporation (the “Surviving Corporation Common Stock”); provided, however, that from and after the effective time of the Merger in the State of Utah (the “Utah Effective Time”), no holder of a certificate evidencing shares of Merging Corporation Common Stock (a “Utah Stock Certificate”) shall be entitled to vote or have any other rights as a stockholder of the Surviving Corporation until such holder shall have received in exchange for his, her or its Utah Stock Certificate a stock certificate evidencing the Merger Ratio number of share of Surviving Corporation Common Stock (a “Delaware Stock Certificate”).  There are no issued and outstanding shares of any other class or series of capital stock of the Merging Corporation or the Surviving Corporation.

         THIRD: Any fraction of a share of Surviving Corporation Common Stock issuable to any shareholder of the Surviving Corporation by effecting the Exchange Ratio shall be rounded up to the next full share, so that no fractional shares of Surviving Corporation Common Stock shall be issued.

                   FOURTH: The presently issued and outstanding shares of Surviving Corporation Common Stock issued to the Merging Corporation shall be cancelled.

                   FIFTH: The authorized capital of the Surviving Corporation shall remain unchanged following the merger.

                   SIXTH: The Certificate of Incorporation of the Surviving Corporation shall remain the Certificate of Incorporation of the Surviving Corporation.

                   SEVENTH: The By-laws of the Surviving Corporation shall remain the By-laws of the Surviving Corporation.

                   EIGHTH: The directors and officers of the Merging Corporation shall remain the directors and officers of the Surviving Corporation and shall serve until their successors are elected and have qualified.

                   NINTH: The officers of each corporation party to the merger shall be, and hereby are, authorized to do all acts and things necessary and proper to effect the merger.

                  IN WITNESS WHEREOF, the undersigned have executed and delivered this Plan of Merger as of the 20th day of July 2006.

SYNTONY GROUP, INC.

By:   /s/ Alain U. Vetterli

       Name: Alain U. Vetterli

       Title:  Chief Executive Officer

ACORN ACQUISITION CORP.

By:   /s/ Alain U. Vetterli

       Name: Alain U. Vetterli

       Title:  Chief Executive Officer

ANNEX B

CERTIFICATE OF INCORPORATION

OF

ACORN ACQUISITION CORP.

ARTICLE I

NAME

          The name of the Corporation is Acorn Acquisition Corp.

ARTICLE II

REGISTERED OFFICE AND AGENT

          The registered office of the Corporation is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle and its registered agent at such address is CORPORATION SERVICE COMPANY.

ARTICLE III

PURPOSE

          The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

ARTICLE IV

CAPITAL STOCK

          Section 1. Classes and Shares Authorized. The total number of shares of common stock that the Corporation shall have authority to issue is Two Hundred Fifty Million (250,000,000) shares of common stock, $0.0001 par value per share (“Common Stock”).  The total number of shares of preferred stock that the Corporation shall have authority to issue is Two Million Five Hundred Thousand (2,500,000) shares of preferred stock, $0.0001 par value per share (“Preferred Stock”).

          Section 2. Preferred Stock. Shares of Preferred Stock may be divided into such series as may be established from time to time by the Board of Directors. The Board of Directors from time to time may fix and determine the relative rights and preferences of the shares of any series so established.

          Section 3. Common Stock.

           (a) After the requirements with respect to preferential dividends on the Preferred Stock, if any, shall have been met, and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts, and subject further to any other conditions which may be fixed in accordance with the provisions of Section 2 of this Article IV, then, and not otherwise, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors of the Corporation paid out any funds legally available therefor.

          (b) After distribution in full of the preferential amount if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding-up of the Corporation, the holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by them respectively.

          (c) Except as otherwise may be required by law, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder on all matters voted upon by the stockholders.

          Section 4. General Provisions. The capital stock of the Corporation may be issued for money, property, services rendered, labor done, cash advanced to or on behalf of the Corporation, or for any other assets of value in accordance with an action of the Board of Directors, whose judgment as to the value of the assets received in return for said stock shall be conclusive, and said stock, when issued, shall be fully paid and non-assessable.

ARTICLE V

INCORPORATOR

            The name and address of the incorporator is as follows:

Peter B. Hirshfield

1035 Park Avenue

Suite 7B

New York, New York 10028

ARTICLE VI

VOTING

          Cumulative voting in the election of directors is not authorized.

ARTICLE VII

PREEMPTIVE RIGHTS

          Stockholders of the Corporation shall not have preemptive rights to acquire unissued or treasury shares of the Corporation or securities convertible into such shares or carrying a right to subscribe to or acquire such shares.

ARTICLE VIII

BOARD OF DIRECTORS

          Section 1. Board of Directors; Number.

          The governing board of the Corporation shall be known as the Board of Directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided in the By-laws of the Corporation, provided that the number of directors shall not be reduced to less than three unless the outstanding shares are held of record by fewer than three stockholders in which case there need only be as many directors as there are stockholders.

          Section 2. Nomination of Directors.

          (a) Nominations for the election of directors may be made by the Board of Directors, by a committee of the Board of Directors, or by any stockholder entitled to vote for the election of directors. Nominations by stockholders shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation, not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the seventh day following the day on which notice of the meeting was first mailed to stockholders.

          (b) Each notice under subsection (a) shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee.

          (c) The chairman of the stockholders' meeting, may, if the facts warrant, determine and declare to the meting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

          Section 3. Certain Powers of the Board of Directors.

          (a) In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

          (i) to manage and govern the Corporation by majority vote of members present at any regular or special meeting at which a quorum shall be present, to make, alter, or amend the By-laws of the Corporation at any regular or special meeting, to fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation, and to designate one or more committees, such committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution or in the By-laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation (such committee or committees shall have such name or names as may be stated in the By-laws of the Corporation or as may be determined from time to time to time by resolutions adopted by the Board of Directors);

         (ii) to sell, lease, exchange or otherwise dispose of all or substantially all of the property and assets of the Corporation in the ordinary course of its business upon such terms and conditions as the Board of Directors may determine, without vote or consent of the stockholders;

         (iii) to sell, pledge, lease, exchange, liquidate or otherwise dispose of all or substantially all of the property or assets of the Corporation, including its goodwill, if not in the ordinary course of its business, upon such terms and conditions as the Board of Directors may determine; provided, however, that such transaction shall be authorized or ratified by the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a stockholders' meeting duly called for such purpose or authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon; and provided, further, that any such transaction with any substantial stockholder or affiliate of the Corporation shall be authorized or ratified by the affirmative vote of the holders of at least two-thirds of the shares entitled to vote thereon at a stockholders' meeting duly called for that purpose, unless such transaction is with any subsidiary of the Corporation or is approved by the affirmative vote of a majority of the entire Board of Directors of the Corporation, or is authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon;

         (iv) to merge, consolidate, or exchange all of the issued or outstanding shares of one or more classes of the Corporation upon such terms and conditions as the Board of Directors may authorize; provided, however, that such merger, consolidation or exchange shall be approved or ratified by the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a stockholders' meeting duly called for that purpose, or authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon; and provided, further, that any such merger, consolidation, or exchange with any substantial stockholder or affiliate of the Corporation shall be authorized or ratified by the affirmative vote of the holders of at least two-thirds of the shares entitled to vote thereon at a stockholders' meeting duly called for that purpose, unless such merger, consolidation, or exchange is with any subsidiary of the Corporation or is approved by the affirmative vote of a majority of the entire Board of Directors of the Corporation, or is authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon; and

         (v) to distribute to the stockholders of the Corporation without the approval of the stockholders, in partial liquidation, out of stated capital or capital surplus of the Corporation, a portion of the Corporation's assets, in cash or in property, so long as the partial liquidation is in compliance with applicable law.

          (b) As used in this Section 3, the following terms shall have the following meanings:

          (i) an “affiliate” shall mean any person or entity which is an affiliate within the meaning of Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "1934 Act");

         (ii) a “subsidiary” shall mean any corporation in which the Corporation owns the majority of each class of equity security; and

         (iii) a “substantial stockholder” shall mean any person or entity which is the beneficial owner, within the meaning of Rule 13d-3 of the General Rules and Regulations under the 1934 Act of 10% or more of the outstanding capital stock of the Corporation.

ARTICLE IX

CONFLICTS OF INTEREST

          Section 1. Related Party Transactions.

          (a) No contract or transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest shall be void or voidable solely for that reason or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes, approves, or ratifies the contract or transaction or solely because his or their votes are counted for such purpose if:

          (i) the material facts as to his or her relationship of interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or Directors or committee in good faith authorizes, approves, or ratifies the contract or transaction by the affirmative vote of the majority of the disinterested directors, even though the disinterested directors are less than a quorum; or

         (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved, or ratified in good faith by a vote of the stockholders; or

         (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof or the stockholders.

          (b) Common or disinterested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes, approves, or ratifies the contract or transaction.

          Section 2. Corporate Opportunities. Unless otherwise limited by applicable law, the officers, directors, and other members of management of the Corporation shall be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which the Corporation has expressed an interest as determined form time to time by resolution of the Board of Directors. When such areas of interest are delineated, all such business opportunities within such areas of interest that come to the attention of the officers, directors and other members of management of the Corporation shall be disclosed promptly to the Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it, and thereafter any officer, director or other member of management may avail himself or herself of such opportunity. Until such time as the Corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of the Corporation shall be free to engage in such areas of interest or their own, unless otherwise limited by applicable law. The provisions hereof shall not limit the rights of any officer, director, or other member of management of the Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation, nor shall they be construed to release any employee of the Corporation (other than an officer, director, or member of management) from any duties which such employee may have to the Corporation.

ARTICLE X

LIABILITY OF DIRECTORS

          A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE XI

INDEMNIFICATION

          For purposes of this Article XI, a “Proper Person” means any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company or other enterprise or employee benefit plan. The Corporation shall indemnify any Proper Person against reasonably incurred expenses (including attorneys' fees), judgments, penalties, fines (including any excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement reasonably incurred by him or her in connection with such action, suit or proceeding if it is determined by the groups set forth in the fifth paragraph of this Article XI that he or she conducted himself or herself in good faith and that he or she reasonably believed (i) in the case of conduct in his or her official capacity with the Corporation, that his or her conduct was in the Corporation's best interests, or (ii) in all other cases (except criminal cases), that his or her conduct was at least not opposed to the Corporation's best interests, or (iii) in the case of any criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful. A Proper Person will be deemed to be acting in his or her official capacity while acting as a director, officer, employee or agent on behalf of the Corporation and not while acting on the Corporation's behalf for some other entity.

          No indemnification shall be made under this Article XI to a Proper Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a Corporation in which the Proper Person was adjudged liable to the Corporation or in connection with any proceeding charging that the Proper Person derived an improper personal benefit, whether or not involving action in an official capacity, in which he or she was adjudged liable on the basis that he or she derived an improper personal benefit. Further, indemnification under this Article XI in connection with a proceeding brought by or in the right of the Corporation shall be limited to reasonable expenses, including attorneys' fees, incurred in connection with the proceeding.

          The Corporation shall indemnify any Proper Person who was wholly successful, on the merits or otherwise, in defense of any action, suit, or proceeding as to which he or she was entitled to indemnification under this Article XI against expenses (including attorneys' fees) reasonably incurred by him or her in connection with the proceeding without the necessity of any action by the Corporation other than the determination in good faith that the defense has been wholly successful.

          The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not meet the standards of conduct described in this Article XI. Entry of judgment by consent as part of a settlement shall not be deemed an adjudication of liability.

          Except where there is a right to indemnification as set forth in this Article XI or where indemnification is ordered by a court, any indemnification shall be made by the Corporation only as authorized in the specific case upon a determination by a proper group (a “Proper Group”) that indemnification of the Proper Person is permissible under the circumstances because he or she has met the applicable standards of conduct set forth in this Article X. This determination shall be made by the Board of Directors by a majority vote of those present at a meeting at which a quorum is present, which quorum shall consist of directors not parties to the proceeding (“Quorum”). If a Quorum cannot be obtained, the determination shall be made by a majority vote of a committee of the Board of Directors not parties to the proceeding, except that directors who are parties to the proceeding may participate in the designation of directors for the committee. If a Quorum of the Board of Directors cannot be obtained and the committee cannot be established, or even if a Quorum is obtained or the committee is designated and a majority of the directors constituting such Quorum or committee so directs, the determination shall be made by (i) independent legal counsel selected by a vote of the Board of Directors or the committee in the manner specified in this paragraph, or, if a Quorum of the full Board of Directors cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full Board of Directors (including directors who are parties to the action), or (ii) a vote of the stockholders.

          Any Proper Person may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction for mandatory indemnification under this Article XI, including indemnification for reasonable expenses incurred to obtain court-ordered indemnification. If the court determines that such Proper Person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he or she met the standards of conduct set forth in this Article XI or was adjudged liable in the proceeding, the court may order such indemnification as the court deems proper except that if the Proper Person has been adjudged liable, indemnification shall be limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

          Reasonable expenses (including attorneys' fees) incurred in defending an action, suit or proceeding as described in the first paragraph of this Article XI may be paid by the Corporation to any Proper Person in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation of such Proper Person's good faith belief that he or she has met the standards of conduct prescribed by this Article XI (ii) a written undertaking, executed personally or on the Proper Person's behalf, to repay such advances if it is ultimately determined that he or she did not meet the prescribed standards of conduct (the undertaking shall be an unlimited general obligation of the Proper Person, but need not be secured, and may be accepted without reference to financial ability to make repayment), and (iii) a determination is made by a Proper Group that the facts as then known to such Proper Group would not preclude indemnification. Determination and authorization of payments shall be made in the same manner specified in this Article XI.

ARTICLE XII

ARRANGEMENTS WITH CREDITORS

          Whenever a compromise or arrangement is proposed by the Corporation between it and its creditors or any class of them, and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction may, on summary application by the Corporation or by a majority of its stockholders, or on the application of any receiver or receivers appointed for the Corporation, or on the application of trustees in dissolution, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be notified in such manner as the court decides. If a majority in number representing at least three-fourths in the dollar amount owed to the creditors or class of creditors and/or the holders of the majority of the stock or class of stock of the Corporation, as the case may be, agrees to any compromise or arrangement and/or to any reorganization of the Corporation as a consequence of such compromise or arrangement, then said compromise or arrangement and/or said reorganization shall, if sanctioned by the court to which the application has been made, be binding upon all the creditors or class of creditors and/or on all the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

ARTICLE XII

STOCKHOLDERS' MEETINGS

          Stockholders' meetings may be held at such time and place as may be stated or fixed in accordance with the By-laws. At all stockholders' meetings, one third of all shares entitled to vote shall constitute a quorum.

ARTICLE XIII

DISSOLUTION

          Section 1. Procedure. The Corporation shall be dissolved upon the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a meeting duly called for that purpose, or when authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon.

          Section 2. Revocation. The Corporation shall revoke voluntary dissolution proceedings upon the affirmative vote of the holders of at least a majority of the shares entitled to vote at a meeting duly called for that purpose, or when authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon.

ARTICLE XIV

MISCELLANEOUS

          Meetings of stockholders may be held within or without the State of Delaware as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the General Corporation Law of the State of Delaware or other applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation. The election of directors need not be by written ballot, unless the By-laws so provide. The Board of Directors of the Corporation is authorized and empowered from time to time in its discretion to make, alter, amend or repeal the By-laws of the Corporation.

          Notwithstanding anything herein to the contrary, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding stock of the Corporation entitled to vote, generally, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed signed and acknowledged this certificate of incorporation this 19th day of July, A.D. 2006.

                                                                                                /s/ Peter B. Hirshfield

                                                                                                Name: Peter B. Hirshfield

                                                                                                Incorporator

ANNEX C

BY-LAWS

OF

ACORN ACQUISITION CORP.

(A Delaware corporation)

ARTICLE I

STOCKHOLDERS

          Section 1.1.          Annual Meetings.         If required by applicable law, an Annual Meeting of the holders of Common Stock shall be held each year during the month of May or such other month as may be designated by the board of directors (the “Board of Directors”) on such date and at such time and place, if any, either within or outside the State of Delaware, as may be designated by the Board of Directors from time to time.  At such meeting, the holders of the Common Stock shall elect the Board of Directors and shall transact such other business as may be brought properly before the meeting. Holders of any non-voting stock may be invited, and to the extent there is a matter on which such holders are entitled to vote shall be invited, to attend the Annual Meeting, but shall not vote except with respect to matters on which their vote is required by the General Corporation Law of the State of Delaware, as it may be amended (the “DGCL”) or the certificate of incorporation of the Corporation, as it may be amended (the “Certificate of Incorporation”).

          Section 1.2.         Special Meetings.

          1.2.1.         Special meetings of stockholders entitled to vote at such meeting may be called at any time by the Chief Executive Officer, the Chairman of the Board or the Board of Directors, to be held at such date, time and place, if any, either within or outside the State of Delaware as may be determined by such person or persons calling the meeting and stated in the notice of the meeting.  A special meeting shall be called by the Chairman of the Board upon one or more written demands (which shall state the purpose or purposes therefore) signed and dated by the holders of shares representing not less than ten percent of all votes entitled to be cast on any issue(s) that may be properly proposed to be considered at the special meeting. If no place is designated in the notice, the place of the meeting shall be the principal office of the Corporation.

          1.2.2.         Business transacted at any special meeting of stockholders shall be limited to the purpose of purposes stated in the notice of such meeting.

          Section 1.3.         Notice of Meetings.         Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting.  Unless otherwise provided by law, the Certificate of Incorporation or these By-laws, the notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

          Section 1.4.         Adjournments.         Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place thereof, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 1.5.         Quorum.         At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these By-laws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum.  Shares entitled to vote as a separate class or series may take action on a matter at a meeting only if a quorum of those shares is present.  For purposes of the foregoing, where a separate vote by class or classes or a series or multiple series is required for any matter, the holders of a majority in voting power of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class or series of stock entitled to vote on a matter, the holders of such class or series so present or represented may, by majority vote, adjourn the meeting of such class or series with respect to that matter from time to time in the manner provided by Section 1.4 of these By-laws until a quorum of such class or series shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

          Section 1.6.         Organization.

          1.6.1.         The chairman of the annual or any special meeting of the stockholders shall be the Chairman of the Board, or in the absence of the Chairman of the Board, any person designated by the Board of Directors. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as the secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

           1.6.2.         The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the adjournment of any meeting, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls. The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman.

          1.6.3.         If disorder shall arise that prevents continuation of the legitimate business of the meeting, the chairman may announce the adjournment of the meeting and quit the chair and upon the chairman so doing the meeting is immediately adjourned.

          1.6.4.         The chairman may ask or require that anyone who is not a bona fide stockholder or proxy holder leave the meeting.

          Section 1.7.         Inspectors.         Prior to any meeting of stockholders, the Board of Directors may, and shall if required by law, appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter other than a vote for or against such director's or officer's election to any position with the Corporation or on any other matter in which such officer or director may be directly interested.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such proxy as is permitted by applicable law.

          Section 1.8.         Voting; Proxies; Nominations; Stockholder Proposals.

           1.8.1.        Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.   Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Except where applicable law, the Certificate of Incorporation or these By-laws require a different vote, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In an election of directors, a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

          1.8.2.       Nomination of persons to stand for election to the Board of Directors at any annual or special stockholders meeting may be made by the holders of the Corporation's Common Stock at any time prior to the vote thereon.

          1.8.4.        At any meeting of stockholders, a resolution or motion shall be considered for vote only if the proposal is brought properly before the meeting, which shall be determined by the chairman of the meeting in accordance with the following provisions:

         1.8.4.1     Notice required by these By-laws and by all applicable federal or state statutes or regulations shall have been given to, or waived by, all stockholders entitled to vote on such proposal.  In the event notice periods of different lengths apply to the same proposed action under different laws or regulations, appropriate notice shall be deemed given if there is compliance with the greater of all applicable notice requirements.

         1.8.4.2        Proposals may be made by the Board of Directors as to matters affecting holders of any class of stock issued by the Corporation.  Proposals may also be made by the holders of shares of Common Stock.

         1.8.4.3       Any proposal made by the Board of Directors or the holders of shares of Common Stock may be made at any time prior to or at the meeting if only the holders of Common Stock are entitled to vote thereon.

         1.8.4.4      Holders of Preferred Stock may only make a proposal with respect to which such holders are entitled to vote. Any proposal on which holders of Preferred Stock are entitled to vote and concerning which proxies may be solicited by the proponent or by management shall be filed with the Secretary by such dates as may be required by the federal securities proxy rules promulgated by the Securities and Exchange Commission.

         1.8.4.5      Any stockholder who gives notice of any stockholder proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any financial interest of such stockholder in the proposal (other than as a stockholder).

          Section 1.9.         Fixing Date for Determination of Stockholders of Record.

          1.9.1.         In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          1.9.2.         In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

          1.9.3.         In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          Section 1.10.         List of Stockholders Entitled to Vote.         The officer who has charge of the stock ledger shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least 10 days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation.  The list of stockholders must also be open to examination at the meeting as required by applicable law.  Except as otherwise provided by law (a) the stock ledger shall be the only evidence as to who are the stockholders entitled by this Section 1.10 to examine the list of stockholders required by this Section 1.10 or to vote in person or by proxy at any meeting of stockholders and (b) failure to prepare or make available the list of stockholders shall not effect the validity of actions taken at the meeting.

          Section 1.11.         Consent of Stockholders in Lieu of Meeting.         Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded.  Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective unless, within 60 days of the earliest dated consent delivered to the Corporation in the manner provided by the previous sentence, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner provided by the previous sentence.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

          Section 1.12.         Meeting by Remote Communication.         If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE II

BOARD OF DIRECTORS

          Section 2.1.         Powers; Number; Qualifications.         The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation.  The Board of Directors shall consist of not less than three members, the number thereof to be determined from time to time by the Board of Directors.  Directors must be natural persons at least eighteen years of age but need not be stockholders of the Corporation.

          Section 2.2.        Election; Term of Office; Resignation; Removal; Newly Created Directorships; Vacancies; Director Emeritus.

          2.2.1.         Election; Term of Office.         The Board of Directors shall be elected by the stockholders entitle to vote at Annual Meetings or by written consents of stockholders pursuant to Section 1.11 of these By-laws.  Each director shall hold office until his or her successor is elected and qualified or until his or her death, earlier resignation, removal or disqualification.

          2.2.2.         Resignation.         Any director may resign at any time upon notice to the Board of Directors or to the President or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective.

          2.2.3.         Removal.         Any director or the entire Board of Directors may be removed, with or without cause, by holders of a majority of the voting power of the outstanding shares of the Common Stock.  A vacancy on the Board of Directors caused by any such removal may be filled by the holders of Common Stock or, if such stockholders shall fail to fill such vacancy, by a majority of the remaining directors at any time before the end of the unexpired term.

          2.2.4.         Newly Created Directorships; Vacancies.         Unless otherwise provided in the Certificate of Incorporation or these By-laws, newly created directorships resulting from any increase in the authorized number of directors between Annual Meetings shall be filled by the Board of Directors and the director or directors filling a newly created directorship or directorships shall hold office until following Annual Meeting and until his or their successor or successors have been elected and qualified. A vacancy occurring in the Board of Directors that is not required by these By-laws to be filled by the holders of Common Stock shall be filled by the affirmative vote of a majority of the remaining members of the Board of Directors even if the remaining directors constitute less than a quorum.  A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office.

            2.2.5.         Director Emeritus.         The Board of Directors may, at its discretion, designate a retired director as Director Emeritus. Each designation shall be for a period of one year and may be renewed for additional one-year terms. A Director Emeritus shall provide consulting and advisory services to the Board of Directors as requested from time to time by the Board of Directors and may be invited to attend meetings of the Board of Directors, but shall not vote or be counted for quorum purposes or have any of the duties or obligations imposed on a director or officer of the Corporation under the DGCL, the Corporation's Certificate of Incorporation or these By-laws or otherwise be considered a director of the Corporation. A Director Emeritus shall be entitled to benefits and protections in accordance with Section 8.4 of these By-laws (Indemnification of Directors and Officers) and shall be compensated for his services and reimbursed for expenses incurred in his capacity as Director Emeritus as the Board of Directors shall from time to time establish.

            Section 2.3.         Annual and Regular Meetings.         The Board of Directors shall hold its Annual Meeting without notice on the same day and the same place as, but just following, the Annual Meeting of the holders of Common Stock, or at such other date, time and place as may be determined by the Board of Directors.  Regular meetings of the Board of Directors shall be held without notice at such dates, times and places as may be determined by the Board of Directors by resolution.

          Section 2.4.         Special Meetings; Notice.

            2.4.1.         Special meetings of the Board of Directors may be held, with proper notice, upon the call of the Chairman of the Board or by at least two members of the Board of Directors at such time and place as specified in the notice.

            2.4.2.         Notice of the date, time and place of each special meeting of the Board of Directors shall be given to each director at least 2 days prior to such meeting.  The notice of a special meeting of the Board of Directors need not state the purposes of the meeting.  Notice to each director of any special meeting may be given in person; by telephone, telegraph, teletype, electronically transmitted facsimile or E-mail, or other means of wire or electronic transmission; or by mail or private carrier.  Oral notice to a director of any special meeting is effective when communicated.  Written notice to a director of any special meeting is effective at the earliest of: (i) the date received; (ii) 3 days after it is mailed; or (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, if the return receipt is signed by or on behalf of the director to whom the notice is addressed.

            Section 2.5.         Participation in Meetings by Conference Telephone Permitted.  Unless otherwise restricted by the Certificate of Incorporation or these By-laws, directors or members of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this By-law shall constitute presence in person at such meeting.

          Section 2.6.         Quorum; Vote Required for Action.         At all meetings of the Board of Directors a majority of the directors then in office shall constitute a quorum for the transaction of business at such meeting.  The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Certificate of Incorporation or these By-laws shall require a vote of a greater number.  In case at any meeting of the Board of Directors a quorum shall not be present, a majority of the directors present may, without notice other than announcement at the meeting, adjourn the meeting from time to time until a quorum can be obtained.

          Section 2.7.         Organization.        The Board of Directors shall elect a Chairman of the Board of Directors from among its members.  If the Board of Directors deems it necessary, it may elect a Vice-Chairman of the Board of Directors from among its members to perform the duties of the Chairman of the Board of Directors in such chairman's absence and such other duties as the Board of Directors may assign.  The Chairman of the Board of Directors or, in his absence, the Vice-Chairman of the Board of Directors, or in his absence, any director chosen by a majority of the directors present, shall act as chairperson of the meetings of the Board of Directors.  The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors.

          Section 2.8.         Action by Directors Without a Meeting.         Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission are filed with the minutes of proceedings of the Board of Directors or committee.  Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

          Section 2.9.         Compensation of Directors.         Unless otherwise restricted by the Certificate of Incorporation or these By-laws, the Board of Directors shall determine and fix the compensation, if any, and the reimbursement of expenses which shall be allowed and paid to the directors.  Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefor.

ARTICLE III

COMMITTEES

          Section 3.1.         Committees.         The Board of Directors may, by a vote of the majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors or in these By-laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

          Section 3.2.         Committee Rules.         Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business.  In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these By-laws. Each committee shall prepare minutes of its meetings which shall be delivered to the Secretary of the Corporation for inclusion in the Corporation's records.

ARTICLE IV

OFFICERS

          Section 4.1.         Officers; Election.         The Board of Directors shall, annually or at such times as the Board of Directors may designate, appoint a Chief Executive Officer, a Chief Financial Officer and a Secretary, and elect from among its members a Chairman of the Board.  The Board of Directors may also appoint a President, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries and such other officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable.  The Board of Directors may delegate, by specific resolution, to an officer the power to appoint other specified officers or assistant officers.  Any number of offices may be held by the same person unless the Certificate of Incorporation or these By-laws provide otherwise. Each officer shall be a natural person who is eighteen years of age or older.

          Section 4.2.         Term of Office; Resignation; Removal; Vacancies.        Unless otherwise provided in the resolution of the Board of Directors appointing any officer, each officer shall hold office until the next Annual Meeting of the Board of Directors at which his or her successor is appointed and qualified or until his or her earlier resignation or removal.  Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation.  Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.  The Board of Directors may remove any officer with or without cause at any time.  Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the appointment of an officer shall not of itself create contractual rights.  The Board of Directors may also delegate to an officer the power to remove other specified officers or assistant officers.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors.  An officer appointed to fill a vacancy shall serve for the unexpired term of such officer's predecessor, or until such officer's earlier death, resignation or removal.

          Section 4.3.         Temporary Delegation of Duties.         In the case of the absence of any officer, or his inability to perform his duties, or for any other reason deemed sufficient by the Board of Directors, the Board of Directors may delegate the powers and duties of such officer to any other officer or to any director temporarily, provided that a majority of the directors then in office concur and that no such delegation shall result in giving to the same person conflicting duties.

          Section 4.4.         Chairman.         The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law. In the absence of appointment of Chairman of the Board, the CEO shall be the Chairman of the Board.

          Section 4.5.         Chief Executive Officer.         The Chief Executive Officer shall perform all duties customarily delegated to the chief executive officer of a corporation and such other duties as may from time to time be assigned to the Chairman of the Board by the Board of Directors and these By-laws.

            Section 4.6.              Chief Financial Officer.          The Chief Financial Officer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors.  If required by the Board of Directors, the Chief Financial Officer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board of Directors may determine.  The Chief Financial Officer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall maintain books of account and records and exhibit such books of account and records to any of the directors of the Corporation at any reasonable time, shall receive and give receipts for monies due and payable to the Corporation from any source whatsoever, shall render to the Chief Executive Officer and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and, if called to do so, make a full financial report at the Annual Meeting of the stockholders, and, in general, shall perform all the duties incident to the office of chief financial officer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors or the Chief Executive Officer or as may be provided by law.

          Section 4.7.         President.  The President, if appointed by the Board of Directors, shall be responsible to the CEO for the day-to-day operations of the Corporation. The President shall have general and active management of the business of the Corporation; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall perform all duties as may from time to time be assigned by the Board of Directors or the CEO.

          Section 4.8.         Vice Presidents.         The Vice President or Vice Presidents, if appointed by the Board of Directors, shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board of Directors, the CEO or the President or as may be provided by law.

          Section 4.9.         Secretary.         The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees thereof in a book to be kept for that purpose, shall authenticate records of the Corporation, shall see that all notices are duly given in accordance with the provisions of these By-laws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors or the Chief Executive Officer or as may be provided by law.

          Section 4.10.         Assistant Secretaries.         The Assistant Secretaries, if any, shall perform such duties as shall be assigned to them by the Secretary, or by the Chief Executive Officer or the Board of Directors.  In the absence or at the request of the Secretary, the Assistant Secretaries shall perform the duties and exercise the powers of the Secretary.

          Section 4.11.         Other Officers.         The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these By-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

          Section 4.12.         Bond of Officers.         The Board of Directors may require any officer or agent to give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for such terms and conditions as the Board of Directors may specify, including without limitation for the faithful performance of such officer's duties and for the restoration to the Corporation of any property belonging to the Corporation in such officer's possession or under the control of such officer.

          Section 4.13.         Compensation.         The salaries and other compensation of the officers, if any, shall be fixed or authorized from time to time by the Board of Directors.  No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

ARTICLE V

STOCK

          Section 5.1.         Stock Certificates and Uncertificated Shares.        The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation.  Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the Chief Executive Officer or a Vice President, and by the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder.  Any and all the signatures on the certificate may be by a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

          Section 5.2.         Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.         The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond in such form and amount (not exceeding twice the value of the stock represented by such certificate) and with such surety and sureties as the secretary may require in order to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

            Section 5.3.         Transfer of Stock.         Subject to any transfer restrictions set forth or referred to on the stock certificate or of which the Corporation otherwise has notice, shares of the Corporation shall be transferable on the books of the Corporation upon presentation to the Corporation or to the Corporation's transfer agent of a stock certificate signed by, or accompanied by an executed assignment form, the holder of record thereof, his duly authorized legal representative, or other appropriate person as permitted by the DGCL. The Corporation may require that any transfer of shares be accompanied by proper evidence reasonably satisfactory to the Corporation or to the Corporation's transfer agent that such endorsement is genuine and effective.  Upon presentation of shares for transfer as provided above, the payment of all taxes, if any, therefor, and the satisfaction of any other requirement of law, including inquiry into and discharge of any adverse claims of which the Corporation has notice, the Corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate.  Every transfer of stock shall be entered on the stock books of the Corporation to accurately reflect the record ownership of each share.  The Board of Directors also may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation.

           Section 5.4.         Holders of Record.         The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as may be allowed by these By-laws or required by the laws of Delaware.

          Section 5.5.         Shares Held for the Account of a Specified Person or Persons.         The Board of Directors may adopt a procedure whereby a stockholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of such stockholder are held for the account of a specified person or persons.

ARTICLE VI

EXECUTION OF INSTRUMENTS; CHECKS AND ENDORSEMENTS; DEPOSITS; ETC.

            Section 6.1.         Execution of Instruments.         Except as otherwise provided by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, any Vice President or the Secretary shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation.  Unless authorized to do so by these By-laws or by the Board of Directors, no assistant officer, agent or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

          Section 6.2.         Borrowing.         No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless authorized by the Board of Directors or a committee designated by the Board of Directors so to act.  Such authority may be general or confined to specific instances.  When so authorized, an officer may (a) effect loans at any time for the Corporation from any bank or other entity and for such loans may execute and deliver promissory notes or other evidences of indebtedness of the Corporation; and (b) mortgage, pledge or otherwise encumber any real or personal property, or any interest therein, owned or held by the Corporation as security for the payment of any loans or obligations of the Corporation, and to that end may execute and deliver for the Corporation such instruments as may be necessary or proper in connection with such transaction.

          Section 6.3.         Attestation.         All signatures authorized by this Article VI may be attested, when appropriate or required, by any officer of the Corporation except the officer who signs on behalf of the Corporation unless that person holds all offices.

          Section 6.4.         Checks and Endorsements.         All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness issued in the name of the Corporation and other such instruments shall be signed or endorsed for the Corporation by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

          Section 6.5.         Deposits.         All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation's credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

          Section 6.6.         Voting of Securities and Other Entities.         Unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board, the Chief Executive Officer or any officer designated in writing by any of them, is authorized to attend in person, or may execute written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of any corporation, partnership, limited liability company, association, joint venture, or other entity in which the Corporation holds any securities or other interests and may execute written waivers of notice with respect to any such meetings.  At all such meetings, any of the foregoing officers, in person or by proxy as aforesaid and subject to the instructions, if any, of the Board of Directors, may vote the securities or interests so held by the Corporation, may execute any other instruments with respect to such securities or interests, and may exercise any and all rights and powers incident to the ownership of said securities or interests.  Any of the foregoing officers may execute one or more written consents to action taken in lieu of a formal meeting of such corporation, partnership, limited liability company, association, joint venture, or other entity.

ARTICLE VII

DIVIDENDS AND OTHER DISTRIBUTIONS

          Section 7.1.         Dividends and Other Distributions.         Subject to the provisions of the DGCL, dividends and other distributions may be declared by the Board of Directors in such form, frequency and amounts as the condition of the affairs of the Corporation shall render advisable.

ARTICLE VIII

MISCELLANEOUS

            Section 8.1.         Fiscal Year.         The fiscal year of the Corporation shall be the calendar year unless otherwise determined by the Board of Directors.

          Section 8.2.         Seal.         The Corporation may have a corporate seal and shall be in such form as may be approved from time to time by the Board of Directors.  The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or any Assistant Secretary for the authentication of contracts or other papers requiring the seal.

          Section 8.3.         Waiver of Notice of Meetings of Stockholders, Directors and Committees.         Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these By-laws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except (i) in the case when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and (ii) in the case when the person attends the meeting for the purpose of objecting to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the notice of the meeting, the person objects to considering the matter when it is presented.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these By-laws.

          Section 8.4.         Indemnification of Directors and Officers.

            8.4.1.        Directors and Officers.       The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (a “Covered Person”), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person.  Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.  A Director Emeritus shall be considered to be an officer of the Corporation for all purposes of this Section 8.4.

          8.4.2.        Prepayment of Expenses.         The Corporation shall to the fullest extent not prohibited by applicable law promptly pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such Covered Person to repay all amounts advanced if it should be ultimately determined that such Covered Person is not entitled to be indemnified under this Section 8.4 or otherwise.

          8.4.3.        Nonexclusivity of Rights.         The rights conferred on any Covered Person by this Section 8.4 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

          8.4.4.        Other Sources.        The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

          8.4.5.         Amendment or Repeal.         Any repeal or modification of the foregoing provisions of this Section 8.4 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

          8.4.6.        Other Indemnification and Prepayment of Expenses.         This Section 8.4 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify persons other than Covered Persons and to advance expenses to such other persons when and as authorized by appropriate corporate action.

          8.4.7.        Insurance.        The Corporation may purchase and maintain insurance on behalf of any person that the Corporation is permitted to indemnify in accordance with these By-laws against any liability asserted against any such person and incurred by such person whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL.  Any such insurance may be procured from any insurance company designated by the Board of Directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity interest through stock ownership or otherwise.

          8.4.8.        Selection of Counsel.         Notwithstanding any other provision of this Section 8.4, the Corporation may condition the right to indemnification of, and the advancement of expenses to, a Covered Person on its right to select legal counsel representing such Covered Person on the terms of this Subsection 8.4.8.  The Corporation shall have the right to select counsel for any Covered Person in any legal action that may give rise to indemnification under this Section 8.4 provided that: (a) the Corporation consults with the Covered Person seeking indemnification with respect to the selection of competent legal counsel; and (b) the Corporation pays all reasonable fees and costs incurred by the attorney in defending the Covered Person (subject to the Corporation's right to recover such fees and costs if it is determined at the conclusion of the action, suit or proceeding that there is no right of indemnification). Notwithstanding any other provision of this Section 8.4, the Corporation shall not be responsible for indemnification of, or the advancement of expenses to, any Covered Person who declines to use counsel reasonably selected by the Corporation as provided in this Subsection 8.4.8. Counsel shall be deemed to be reasonably selected by the Corporation if such counsel is a competent attorney who can independently represent the Covered Person consistent with the applicable ethical standards of the Code of Professional Responsibility.

          Section 8.5.         Interested Directors; Quorum.         No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if: (1) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

          Section 8.6.         Prohibited Transactions.         For so long as the Corporation is a publicly-traded company or subject to applicable federal or state securities laws or exchange or other market listing requirements, no extensions of credit in the form of personal loans or other prohibited forms of assistance under Section 402 of the Sarbanes-Oxley Act of 2002 may be made to a director or executive officer of the Corporation.

          Section 8.7.         Form of Records.         Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

          Section 8.8.         Record of Stockholders.        The Secretary shall maintain, or shall cause to be maintained, a record of the names and addresses of the Corporation's stockholders, in a form that permits preparation of a list of stockholders that is arranged by class of stock entitled to vote and, within each such class, by series of shares, that is alphabetical within each class or series, and that shows the address of, and the number of shares of each class or series held by, each stockholder.

            Section 8.9.         Addresses of Stockholders.        Each stockholder shall furnish to the Secretary of the Corporation or the Corporation's transfer agent an address to which notices from the Corporation, including notices of meetings, may be directed and if any stockholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such stockholder at such stockholder's address last known to the Secretary or transfer agent.

          Section 8.10.  Amendment of By-laws.     The Board of Directors is authorized to adopt, amend or repeal these By-laws at any Annual Meeting of the Board of Directors or any other meeting called for that purpose.  The holders of shares of Common Stock entitled to vote also may adopt additional By-laws and may amend or repeal any By-law, whether or not adopted by them, at an annual stockholders meeting or a special meeting called, wholly or in part, for such purpose.  The power of the Board of Directors to adopt, amend or repeal By-laws may be limited by an amendment to the Certificate of Incorporation or an amendment to the By-laws adopted by the holders of Common Stock that provides that a particular By-law or By-laws may only be adopted, amended or repealed by the holders of Common Stock.

          Section 8.11. Gender. The masculine gender if and when used in these By-laws is used as a matter of convenience only and shall be interpreted to include the feminine gender as the circumstances indicate.

          Section 8.12. Definitions. Terms not otherwise defined in these By-laws shall have the meanings set forth in the DGCL.